                                                                   EXHIBIT 10.23


                               FLEET NATIONAL BANK
                               100 Federal Street
                           Boston, Massachusetts 02110


                            As of September 30, 2001

Mercury Air Group, Inc.
5456 McConnell
Los Angeles, CA 90066

Attn: Randolf E. Ajer, Chief Financial Officer

        Re: Limited Consent

Ladies and Gentlemen:

        Reference is made to the Revolving Credit and Term Loan Agreement dated as of March 2, 1999 (as amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement") by and among (a) MERCURY AIR GROUP, INC., a Delaware corporation having its principal place of business at 5456 McConnell Avenue, Los Angeles, California 90066 (the "Borrower"), (b) FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), a national banking association, as agent (in such capacity the "Agent") for itself and the other Banks referred to below; and (c) FLEET NATIONAL BANK and the other financial institutions from time to time parties thereto (collectively, the "Banks"). Capitalized terms defined in the Credit Agreement that are not otherwise defined in this letter agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

        Pursuant to Section 13.17 of the Credit Agreement, the Borrower has agreed that it will not amend, supplement or otherwise modify the Subordinated Debt Documents without the prior written consent of the Agent and the Majority Banks. The Borrower has advised the the Agent that the Borrower and WMF have agreed, inter alia, to amend certain financial covenants contained in the Securities Purchase Agreement, dated as of September 10, 1999 (the "Purchase Agreement") between the Borrower and WMF pursuant to the terms of an Amendment No. 2 to the Purchase Agreement (the "Amendment") attached hereto as Exhibit A.

        Subject to the satisfaction of the conditions set forth below, the Agent and the Majority Banks hereby consent to the amendment of the Subordinated Debt Documents in accordance with the provisions contained in the Amendment.

        The limited consent set forth in this letter agreement shall be effective upon the satisfaction of each of the following conditions, each to be in form and substance satisfactory to the Agent:

                  (i) delivery to the Agent of original counterpart signature pages to this letter agreement, duly executed and delivered by the Majority Banks, the Borrower and each of the Guarantors;

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                                      -2-



                  (ii) receipt by the Agent, for the benefit of those Banks who execute and deliver a copy of this letter agreement by November 16, 2001 (the "Signatory Banks"), a fee in the amount of $10,000 per Signatory Bank, as well as such fees payable to the Agent for its own account as may be agreed between the Borrower and the Agent; and

                  (iii) delivery to the Agent of a copy of the Amendment, including all schedules and exhibits thereto, certified by an officer of the Borrower as a true, correct and complete copy thereof.

        The consent contained in this letter agreement is limited strictly to its terms, shall apply only to the specific matters and events described herein, shall not extend to or affect any of the Borrower's or the Guarantors' other obligations contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, nothing contained herein shall be deemed to be a waiver of, or shall in any way impair or prejudice, any rights of the Agent or the Banks under the Credit Agreement or any other Loan Document. Nothing contained in this letter agreement shall be construed to imply a willingness on the part of the Agent and the Banks to grant any similar or other future consents.

        This letter agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. THIS LETTER AGREEMENT SHALL BE AN INSTRUMENT UNDER SEAL AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW).

                [remainder of this page intentionally left blank]

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                                      -3-



        Kindly acknowledge your agreement with the terms of this letter agreement by signing in the space indicated below and returning a copy of this letter to the Agent.

                                        FLEET NATIONAL BANK
                                        (f/k/a BankBoston, N.A.),
                                        individually and as Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        UNITED CALIFORNIA BANK
                                        FORMERLY KNOWN AS SANWA BANK CALIFORNIA


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        MELLON BANK, N.A.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


ACCEPTED AND AGREED:

MERCURY AIR GROUP, INC.


By:
   -------------------------------
   Name:  Randolph E. Ajer
   Title: Chief  Financial Officer

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                                      -4-



Each of the Guarantors hereby consents to the terms of the foregoing letter agreement, and each confirms its obligation to the Agent and the Banks under its Guaranty.


                                       MERCFUEL, INC.



                                       By:
                                          --------------------------------------
                                           Name:  John Condie
                                           Title:  Chief Financial Officer

                                       MAYTAG AIRCRAFT CORPORATION



                                       By:
                                          --------------------------------------
                                          Name:   Randolph E. Ajer
                                          Title:  Treasurer

                                       MERCURY AIR CARGO, INC.



                                       By:
                                          --------------------------------------
                                          Name:  Randolph E. Ajer
                                          Title:   Treasurer

                                       MERCURY ACCEPTANCE CORPORATION



                                       By:
                                          --------------------------------------
                                          Name:  Randolph E. Ajer
                                          Title:  Treasurer

                                       EXCEL CARGO, INC.



                                       By:
                                          --------------------------------------
                                          Name:  Randolph E. Ajer
                                          Title:  Treasurer

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                                      -5-



                                       MERCURY AIR CENTERS, INC.
                                       (f/k/a Wofford Flying Service, Inc.)



                                       By:
                                          --------------------------------------
                                          Name:  Randolph E. Ajer
                                          Title:  Treasurer


                                       AEG FINANCE CORPORATION



                                       By:
                                          --------------------------------------
                                          Name:  Randolph E. Ajer
                                          Title:   Treasurer


                                       JUPITER AIRLINE AUTOMATION
                                       SERVICES, INC.
                                       (f/k/a RPA Airline Automation Services,
                                       Inc. and Rene Perez and Associates, Inc.)



                                       By:
                                          --------------------------------------
                                          Name:  Randolph E. Ajer
                                          Title:  Treasurer


                                       HERMES AVIATION, INC.



                                       By:
                                          --------------------------------------
                                          Name:  Randolph E. Ajer
                                          Title:   Treasurer


                                       VULCAN AVIATION, INC.



                                       By:
                                          --------------------------------------
                                          Name:  Randolph E. Ajer
                                          Title:  Treasurer